Exhibit 31.2

CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER
Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
I, Stephen Brady, certify that:

1.	I have reviewed this annual report on Form 10-K/A of Immune Design Corp.; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated: March 28, 2019

/s/ Stephen Brady
Stephen Brady
Executive Vice President, Strategy and Finance
(Principal Financial Officer)